UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 27, 2004

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Item 7.                                                             Financial Statements and Exhibits

(c)           Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-108711-01) of Lehman Brothers Holdings Inc. and the Registration Statements on Form S-3 (Registration Nos. 333-08319, 033-63613 and 002-95523) of Lehman Brothers Inc. as an exhibit thereto and is filed as part of this Current Report.

4.1                                 Third Supplemental Indenture, dated as of February 27, 2004, among Lehman Brothers Inc., Lehman Brothers Holdings Inc., as guarantor, and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A., successor in interest to The First National Bank of Chicago), as Trustee, to the 1996 Senior Subordinated Indenture.

4.2                                 Second Supplemental Indenture, dated as of February 27, 2004, among Lehman Brothers Inc., Lehman Brothers Holdings Inc., as guarantor, and HSBC Bank USA (as successor in interest to Marine Midland Bank, N.A.), as Trustee, to the 1984 Senior Subordinated Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Barrett S. DiPaolo
Barrett S. DiPaolo
Vice President

Date:  March 2, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1

Third Supplemental Indenture, dated as of February 27, 2004, among Lehman Brothers Inc., Lehman Brothers Holdings Inc., as guarantor, and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A., successor in interest to The First National Bank of Chicago), as Trustee, to the 1996 Senior Subordinated Indenture.

4.2

Second Supplemental Indenture, dated as of February 27, 2004, among Lehman Brothers Inc., Lehman Brothers Holdings Inc., as guarantor, and HSBC Bank USA (as successor in interest to Marine Midland Bank, N.A.), as Trustee, to the 1984 Senior Subordinated Indenture.